Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the quarterly report of Educational Development Corporation (the “Company”) on Form 10-Q for the period ended November 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 14, 2020                                                    By /s/ Randall W. White

Randall W. White

Chairman of the Board, President and Chief Executive Officer

(Principal Executive Officer)

Date: January 14, 2020                                                    By /s/ Dan E. O’Keefe

      Dan E. O’Keefe

Chief Financial Officer and Corporate Secretary

(Principal Financial and Accounting Officer)